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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                      Date of Report:  February 23, 1994





                         Commission File Number 1-4238


                               LORAL CORPORATION
                               600 Third Avenue
                           New York, New York  10016
                          Telephone:  (212) 697-1105


                       State of incorporation:  New York


                    IRS identification number:  13-1718360






























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Item 5:   Other Events

On February 23, 1994, the Registrant entered into a five-year $1,200,000,000 and a 364 day $500,000,000 unsecured revolving credit facility with a group of banks, replacing the Registrant's existing $600,000,000 facility. The revolving credit loans bear interest at various rates based on the Base rate or on margins above the CD rate or EuroDollar rate, and unborrowed available amounts are subject to a commitment fee. The margins and the commitment fee are subject to adjustment based upon the rating of the Registrant's unsecured senior debt.

Item 7:   Financial Statements, Pro forma Financial Information and Exhibits

                                                  Filed herewith (-)
                                                  or incorporated
Exhibits                                          by reference


          4.1       Revolving   Credit   Agreement   among          -
                    Loral   Corporation,  Certain   Banks,
                    Morgan Guaranty  Trust Company  of New
                    York,  Chemical  Bank,  Barclays  Bank
                    PLC,   and  Continental   Bank,  N.A.,
                    dated as of February 23, 1994.

          4.2       364  Day  Revolving  Credit  Agreement          -
                    among   Loral   Corporation,   Certain
                    Banks,  Morgan Guaranty  Trust Company
                    of New  York, Chemical  Bank, Barclays
                    Bank PLC,  and Continental Bank, N.A.,
                    dated as of February 23, 1994.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LORAL CORPORATION
                                        Registrant



Date:     March 10, 1994                /s/ MICHAEL B. TARGOFF
                                        Michael B. Targoff
                                        Senior Vice President
                                        and Secretary